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Exhibit 99.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-95631, Registration Statement No. 333-28253, Registration Statement No. 333-51855 and Registration Statement No. 333-102399 of PanAmSat Corporation on Form S-8 of our report on the financial statements of the Company as of December 31, 2003 and 2002 and for each of the years in the period ended December 31, 2003, dated March 5, 2004 (July 16, 2004 as to Notes 13 and 14), appearing in this Current Report on Form 8-K dated July 22, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in method of accounting for goodwill).

/s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut
July 19, 2004

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  Exhibit 99.2